                                                                   EXHIBIT 10.60

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT made this 27th day of February, 2003, by and between SYNDICATED FOOD SERVICE INTERNATIONAL, INC., a Florida corporation (hereinafter referred to as "Pledger"), and OLD NATIONAL BANK, a national banking association, having offices at 121 East Kirkwood Avenue, Bloomington, Indiana 47408 (hereinafter referred to as "Bank").

                                   WTTNESSETH:

         WHEREAS Bank has or intends to extend certain credit facilities to Beasley Food Service, Inc. ("Beasley") in accordance with the terms of that certain Credit Agreement as of even date herewith, together with such other credit and collateral documents as may be required by the Bank; and

         WHEREAS, the Bank has or intends to extend certain credit facilities to Syndicated Bloomington I, LLC as evidenced by or contemplated by that certain Mortgage Loan Note dated as of even date herewith (Beasley and Syndicated collectively referred to as "Borrower") and the credit and collateral documents evidencing the credit facilities extended by the Bank to the Borrower collectively referred to as the "Loan Documents"); and

         WHEREAS, the Pledgor will benefit from the credit facilities to be extended to the Borrowers as contemplated by the Loan Documents and other financial accommodations from the Bank and desires to provide the pledge contemplated by this Agreement as further consideration and inducement to the Bank to provide the credit facilities contemplated by the Loan Documents and to collateralize Pledgor's obligations under those certain Unconditional Unlimited Continuing Guaranties, each dated as of the date hereof executed by Pledgor for the benefit of Bank (hereinafter collectively referred to as "Guaranty"); and

         WHEREAS, it is a condition precedent to the obligations of the Bank under the Loan Documents that the Pledgor shall execute and deliver this Pledge Agreement and to perform hereunder.

         NOW, THEREFORE, in consideration of the foregoing, the Pledgor hereby agrees with the Bank as follows:

         1. Definitions. All terms used in this Agreement which are not defined herein, but are defined in the Loan Documents shall have the respective meanings ascribed to them therein. The term "Pledged Collateral" as used herein shall mean and include all of the issued and outstanding shares of the capital stock or other securities owned by Pledgor or voting trust certificates or other documents of any kind evidencing any and all ownership or other interests of Pledgor in such securities or any certificates of membership interests, deposits, instruments, or securities of any other entities, as listed on
Schedule I annexed hereto (and any supplemental schedules attached hereto or delivered to the Bank from time to time), and any other stock, certificates or securities that have been delivered or are delivered in the future to the Bank by or on behalf of Pledgor and any and all proceeds thereof, now or hereafter owned or acquired by the Pledgor.

         2.       Pledge Rights and Remedies.

         (a) As collateral security for the due payment and performance of all indebtedness and other liabilities and obligations, whether now existing or hereafter arising, of Pledgor to the Bank arising under the Guaranty, and all instruments, agreements and documents executed, issued, and delivered pursuant thereto, including, without limitation, this Agreement (all hereinafter collectively referred to as

"Obligations"), the Pledgor hereby pledges, assigns, hypothecates, delivers, and sets over to the Bank all of its right, title and interest in and to the Pledged Collateral, and hereby grants to the Bank a security interest in all of Pledgor's right, title and interest in and to the Pledged Collateral and in the proceeds thereof.

         (b) If the Pledgor shall become entitled to receive or shall receive any stock or voting trust certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital), option or rights, whether as an addition to, in substitution of, or in exchange for any Pledged Collateral, or otherwise, the Pledgor shall accept any such instruments as the Bank's agent, shall hold them in trust for the Bank, and shall deliver them forthwith to the Bank in the exact form received, with the Pledgor's endorsement when necessary, and/or appropriate stock powers duly executed in blank, to be held by the Bank, subject to the terms hereof, as further collateral security for the Obligations.

         (c) After the occurrence of any Event of Default defined or specified in the Loan Documents, any or all shares of the Pledged Collateral held by the Bank hereunder may, at the option of the Bank, be registered in the name of the Bank or its nominee as pledgee, and the Bank or its nominee may thereafter, without notice, exercise all available voting and corporate rights at any meeting of any corporation issuing any of the shares or other securities included in the Pledged Collateral and exercise any and all rights of conversion, exchange, subscription, or any other rights, privileges, or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to receive dividends payable thereon and the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization, or other readjustment of any corporation issuing any of such securities or upon the exercise by any such issuer of any right, privilege, or option pertaining to any of the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Bank shall have no duty to exercise any of the aforesaid rights, privileges, or options and shall not be responsible for any failure or omission to do so or delay in so doing.

         (d) In the event of the occurrence of any Event of Default defined or specified in the Loan Documents, the Bank shall have the right to require that all cash dividends and distributions payable with respect to any part of the Pledged Collateral be paid to the Bank to be held by the Bank as additional security hereunder until applied to the Obligations.

         (e) In the event of the occurrence of any Event of Default defined or specified in the Loan Documents, the Bank, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of the time and place of public or private sale) to or upon the Pledgor or any other person or entity, including without limitation, any trustee(all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may forthwith collect, receive, appropriate, and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Pledged Collateral, or any part thereof, in one or more parcels at public or private sale or sales, in whatever order the Bank may select, at any exchange, broker's board or at any of the Bank's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Collateral shall be required to purchase the securities constituting the Pledged Collateral for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Bank or any purchaser upon any such sale or sales, whether public or private, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.

         (f) The proceeds of any collection, recovery, receipt, appropriation, realization, sale or other disposition, shall be applied as follows:

                  First, to the reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care, safekeeping, or otherwise of any and all of the Pledged Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses;

                  Second, to the satisfaction of the Obligations in such order as the Bank may determine in its sole discretion;

                  Third, to the payment of any other amounts required by applicable law; and

         Fourth, to the Pledgor, to the extent of the surplus proceeds, if any.

         (g) The Bank need not give more than five (5) Business Days' notice of the time and place of any public sale or of the time after which a private sale may take place and such notice shall be deemed to be reasonable notification of such matters.

         (h) In the event that the proceeds of any collection, recovery, receipt, appropriation, realization, sale or other disposition are insufficient to pay all amounts to which the Bank is legally entitled, the Pledgor will be liable, jointly and severally with all guarantors or parties obligated to the Bank under the documents evidencing the obligations for any deficiency together with interest thereon at the rate prescribed in the Loan Documents and the reasonable fees of any attorneys employed by the Bank to collect such deficiency.

         3. Rights of Pledgor. Unless and until an Event of Default as defined in the Loan Documents shall have occurred and be continuing, the Pledgor shall be entitled:

         a. to vote all or any part of the Pledged Collateral at any and all shareholder meetings of the issuer thereof and to execute consents in respect thereof, and to consent to, ratify, or waive notice of any or all shareholder meetings of the issuer thereof with the same force and effect as if this Pledge Agreement had not been made and, if necessary and upon the receipt of the written request from the issuer thereof and/or the Pledgor, the Bank shall from time to time execute and deliver appropriate proxies for that purpose, provided that the Pledgor covenants and agrees not to vote the Pledged Collateral in a manner which would create an Event of Default or Unmatured Event of Default under any of the Loan Documents, and

         b. to receive and collect or to have paid over all dividends declared or paid on the Pledged Collateral, except (i) dividends or distributions constituting stock dividends, (ii) dividends or distributions in kind, or (iii) liquidating dividends (either partial or complete), provided that any and all such excepted dividends and distributions shall constitute additional collateral for the purposes of this Pledge Agreement and shall be delivered and pledged with the Bank in accordance with Section 2(b) hereof.

         4.       Representations. The Pledgor represents and warrants that:

         (a) Pledgor is, as of the date hereof, the legal and beneficial owner of all of the Pledged Collateral;

         (b) All of the shares and interests evidenced by the Pledged Collateral have been duly and validly issued, are fully paid and non-assessable, and are owned by the Pledgor free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance, or any security interest in such shares or the proceeds thereof except for the security interest granted to the Bank hereunder; and

         (c) Upon delivery of the Pledged Collateral to the Bank or an agent for the Bank, this Agreement creates and grants a valid first lien on and perfected security interest in the Pledged Collateral and the proceeds thereof, subject to no prior security interest, lien, charge, or encumbrance and subject to no other security interest, lien, charge, or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Collateral.

         (d) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required to be obtained or made by Pledgor either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, subject to applicable state and securities laws.

         (e) There are no restrictions on the transfer of the Pledged Collateral except such, if any, as appear on the face or back of the certificates or other evidence of the Pledged Collateral or are imposed by operation of law, and there are no options, warrants or rights pertaining thereto. The Pledgor has the right to transfer the Pledged Collateral free of any encumbrances and without the consent of the creditors of the Pledgor, any persons, or any governmental agency whatsoever.

         (f) Neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with or performance of the terms and conditions of this Agreement by the Pledgor is prevented by, limited by, conflicts with or will result in the breach or violation of or a default under the terms, conditions or provisions of (i) any mortgage, security agreement, indenture, evidence of indebtedness, loan or financing agreement, trust agreement, stockholder agreement, or other agreement or instrument to which the Pledgor is a party or by which it is bound or (ii) any provision of law, any order of any court or administrative agency or any rule or regulation applicable to the Pledgor, subject to applicable state and federal securities laws.

         (g) Any assignee of all or any portion of the Pledged Collateral is entitled to receive payments with respect thereto without any defense, counterclaim, set-off, abatement, reduction, recoupment or other claim arising out of the actions of the Pledgor.

         (h) There are no actions, suits or proceedings (whether or not purportedly on behalf of the Pledgor) pending or, to the best knowledge of the Pledgor, threatened affecting the Pledgor that involve the Pledged Collateral.

         (i) All consents or approvals, if any, required as a condition precedent to or in connection with the due and valid execution, delivery and performance by the Pledgor of this Agreement have been obtained, subject to applicable state and federal securities laws.

         5.       Covenants.

         (a) The Pledgor hereby covenants that so long as the Obligations shall be outstanding and unpaid, in whole or in part, the Pledgor will not without the prior written consent of the Bank sell, convey,- or otherwise dispose of any shares of the Pledged Collateral or any interest therein, nor will the Pledgor create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance, or any security interest whatsoever with respect to any of the Pledged Collateral or the proceeds thereof other than that created or permitted by the Loan Documents or hereby.

         (b) The Pledgor warrants and will defend the Bank's right, title, special property and security interest in and to the Pledged Collateral against the claims of any person, firm, corporation, or other entity.

         6.       Sale of Pledged Collateral.

         (a) If the Bank shall determine to exercise its right to sell any part of the Pledged Collateral, and if in the opinion of counsel for the Bank it is necessary to have the Pledged Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will use his best efforts to cause each issuer of shares included in the Pledged Collateral contemplated to be sold to execute and deliver, and cause the directors and officers of each issuer to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary to register the Pledged Collateral, or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral, or that portion thereof so to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of the Bank or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; to cause each such issuer to comply with the provisions of the securities laws and regulations of any jurisdiction which the Bank shall designate; and to cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of twelve months, but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of
Section 11(a) of the Securities Act.

         (b) The Pledgor acknowledges that a breach of any of the covenants contained in subparagraph 6(a) above will cause irreparable injury to the Bank, that the Bank shall have no adequate remedy at law in respect of such breach and, as a consequence, the covenants of the Pledgor contained in the said subparagraph 6(a) shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives, and shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default defined or specified in the Loan Documents has occurred.

         (c) Notwithstanding the foregoing, the Pledgor recognizes that the Bank may be unable to effect a public sale of all or a part of the Pledged Collateral, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at places and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that the Bank has no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

         7. Cooperation. The Pledgor shall at any time and from time to time, upon the request of the Bank, execute and deliver such further documents and do such further acts and things as the Bank may reasonably request in order to effect the purposes of this Agreement, including, without limitation, delivering to the Bank on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Collateral in the form of Exhibit A annexed hereto.

         8.       General.

         (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Bank shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it to the Pledgor.

         (b) No course of dealing between the Pledger and the Bank, nor any failure to exercise, nor any delay in exercising, on the part of the Bank, any right, power, or privilege, whether now existing or hereafter arising hereunder or under the Loan Documents, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

         (c) The rights and remedies herein provided, and provided in the Guaranties and the Loan Documents, are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

         (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction.

         (e) This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto. Notwithstanding the foregoing, the Pledgor shall not have the right to assign or delegate any of its rights or obligations hereunder without the prior written consent of the Bank, and any purported assignment or delegation in the absence of such consent shall be void.

         (f) This Agreement has been executed and delivered in the State of Indiana. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana.

         (g) The Pledgor recognizes that the Bank has relied on the pledge and security interest granted herein by the Pledgor in extending credit and making the financial accommodations to the Borrowers, and the Pledgor agrees that such reliance by Bank shall be sufficient consideration for this pledge.

         (h) This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         (i) The Section headings used herein are for convenience only and shall not be read or construed as limiting the substance or generality of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered as of the day and year first written above.

SYNDICATED FOOD SERVICE                            OLD NATIONAL BANK
INTERNATIONAL, INC.                                       "Bank
       "Pledgor"

By: /s/ Thomas P. Tanis                    By /s/ Jovita S. VanDerSnick
    -------------------------------           ----------------------------------
    Thomas P. Tanis, Jr.,                     Jovita S. VanDerSnick,
    Chief Executive Officer                   Vice President

                                    Schedule I to Pledge Agreement dated
                                    February 27, 2003 from Syndicated Food
                                    Service International, Inc. to Old National
                                    Bank

                           LIST OF PLEDGED COLLATERAL

                                                     Number/Class
                                                          Of
          Name of Issuer                             Shares/Units
          --------------                             ------------
Beasley Food Service, Inc.                               1,000

Beasley Transportation, Inc.                             1,000

Syndicated Bloomington I LLC       Uncertificated          100%

                                    EXHIBIT A

                               IRREVOCABLE PROXY

         The undersigned does hereby make, constitute and appoint OLD NATIONAL BANK (the "Bank") and each of the Bank's officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of all of the [SHARES OF CAPITAL STOCK] [MEMBERSHIP INTERESTS] of_____________________________, a Delaware [COMPANY] [LIMITED LIABILITY COMPANY] (hereinafter referred to as the "Company"), which the undersigned now or hereafter may own or hold, including, without limitation, the right, on behalf of the undersigned, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for (i) the consolidation merger or other consolidation with or into the Company, (ii) the sale of all or any part of the assets of the Company and/or (iii) the liquidation and dissolution of the Company; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as the undersigned might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that the undersigned's said attorneys shall do or cause to be done by virtue hereof.

         This Proxy is given to the Bank and to its officers and employees in consideration of one or more loans of even date herewith by the Bank to Beasley Food Service, Inc. and Syndicated Bloomington I LLC (the "Borrower"), and in order to carry out the covenant of the undersigned contained in a certain Pledge Agreement of even date herewith with the Bank. This Proxy is coupled with an interest, shall not be revocable or revoked by the undersigned, shall be binding upon successors and assigns of the undersigned until the payment in full of all of the indebtedness, obligations or liabilities to the Bank of the undersigned, and may be exercised only after a default in payment of principal or interest when due of any such indebtedness or the occurrence of any other Event of Default as defined or specified in the Loan Documents referred to in the Pledge Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this __day of February, 2003.

                                           _____________________________________
                                           [Name]